UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2023

RAPT Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38997	47-3313701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

561 Eccles Avenue
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 489-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RAPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 3, 2023, RAPT Therapeutics, Inc. (the “Company”) issued a press release announcing clinical data from its ongoing Phase 2 trial of FLX475 (tivumecirnon) in patients with advanced non-small cell lung cancer (NSCLC) who had no prior checkpoint inhibitor therapy. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On November 3, 2023, the Company presented clinical data from its ongoing Phase 2 trial of FLX475 in patients with advanced NSCLC who had no prior checkpoint inhibitor therapy at the Society for Immunotherapy of Cancer (SITC) 38th Annual Meeting in San Diego, California.

The trial evaluated FLX475, an oral small molecule C-C motif chemokine receptor 4 (CCR4) antagonist designed to block the migration of regulatory T cells, in combination with the checkpoint inhibitor pembrolizumab. In this cohort of NSCLC patients, there were 36 patients evaluable for efficacy, of which 20 were PD-L1 positive (TPS ≥1%). In this PD-L1 positive subset of patients, the combination of FLX475 and pembrolizumab showed a 40% (8/20) confirmed objective response rate (ORR). In addition, the median progression-free survival (PFS) for the 20 patients was 6.3 months as of the data cutoff date of October 6, 2023, with several patients continuing on study.

Phase 2 Data Summary in CPI-naïve NSCLC Patients (n=20)

PD-L1 Status	(n)	Confirmed ORR
Positive (TPS ≥1%)	8/20	40%
Low (TPS 1-49%)	6/16	38%
High (TPS ≥50%)	2/4	50%

At the time of data cutoff, among the PD-L1 positive patients, there was one additional response awaiting confirmation.

The combination of FLX475 and pembrolizumab was well tolerated in this Phase 2 NSCLC cohort. FLX475 has now been dosed in more than 300 patients with various advanced cancers and has been generally well tolerated, and the combination with pembrolizumab has had no signal of increased immune-related toxicity over that expected with pembrolizumab alone.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release titled “RAPT Therapeutics Announces Positive Data from Phase 2 Trial of FLX475.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAPT Therapeutics, Inc.

Date:	November 3, 2023	By:	/s/ Rodney Young
Rodney Young Chief Financial Officer